Adamis Pharmaceuticals Corporation 8-K

Exhibit 10.2

AMENDMENT TO ADAMIS PHARMACEUTICALS CORPORATION
CONVERTIBLE PROMISSORY NOTE

Adamis Pharmaceuticals Corporation, a Delaware corporation, and The G-Max Trust (the “Lender”), hereby agree, effective as of December 30, 2010 to amend the Convertible Promissory Note issued to Lender on December 29, 2009 by extending the Maturity Date of the Note from December 31, 2010 to March 31, 2011.

In the event of any inconsistency between the terms of this Amendment and the terms of the Note, the terms of this Amendment shall control.  Except to the extent expressly amended pursuant to this Amendment, the terms and provisions of the Note, as amended, shall remain in full force and effect without modification.  Capitalized terms used herein but not defined herein shall have the meanings ascribed to those terms in the Note.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.  This Amendment shall be governed by the laws of the State of California, notwithstanding its conflict of laws provisions.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment to Convertible Promissory Note as of the date first above written.

LENDER: THE G-MAX TRUST

By:	/s/ Christof Boo and Franchesca Boo

Its:	Trustees

ADAMIS PHARMACEUTICALS CORPORATION:

By:	/s/ Dennis J. Carlo

Its:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT TO 10% SENIOR SECURED CONVERTIBLE NOTE]